SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 2004

(null)

                                  (Depositor)

       (Issuer in respect of Mid-State Capital Corporation, 2004-1 Trust)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

(null)
                         Mid-State Capital Corporation
                                  2004-1 Trust

On December 15, 2004, The Bank of New York, as Trustee for , Mid-State Capital Corporation 2004-1 Trust, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of , Mid-State Capital Corporation 2004-1 Trust relating to the distribution date of December 15, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 15, 2004


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 15, 2004


                             Payment Date: 12/15/04


          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         170,410,890.77    6.005000%     2,505,530.93    852,764.50    3,358,295.43       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         45,646,230.13    6.497000%       671,131.06    247,136.30      918,267.36       0.00       0.00
                        M2         32,713,037.06    8.114000%       480,975.87    221,194.65      702,170.52       0.00       0.00
                        B          29,669,765.96    8.900000%       436,231.02    220,050.76      656,281.78       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        278,439,923.92     -            4,093,868.88  1,541,146.21    5,635,015.09     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         167,905,359.84              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         44,975,099.08              0.00
                                M2         32,232,061.19              0.00
                                B          29,233,534.95              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        274,346,055.05     -
--------------------------------------------------------------------------------

                             Payment Date: 12/15/04


          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     170,410,890.77     6.005000% 59560UAA9    13.900233      4.730983    931.508618
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     45,646,230.13     6.497000% 59560UAB7    13.900233      5.118601    931.508618
                           M2     32,713,037.06     8.114000% 59560UAC5    13.900233      6.392540    931.508618
                           B      29,669,765.96     8.900000% 59560UAD3    13.900233      7.011782    931.508618
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     278,439,923.92       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       303,429,413.08   303,429,413.08
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses           -182.68          -182.68
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           61.553157%           100.000000%            170,410,890.77
   -----------------------------------------------------------------------------
   Junior           38.446843%             0.000000%            106,440,695.21
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          41                 2,612,291.56
60 to 89 days                          26                 1,667,353.68
90 or more                             49                 3,077,580.36
Foreclosure                            45                 3,034,439.67

Totals:                               161                10,391,665.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                693,917.26
Current Total Outstanding Number of Loans:                                11

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,635,015.09          5,635,015.09
Principal remittance amount            4,093,868.88          4,093,868.88
Interest remittance amount             1,541,146.21          1,541,146.21